UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

R. G. BARRY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13405 Yarmouth Road N.W., Pickerington, Ohio 43147
(Address of principal executive offices) (Zip Code)

(614) 864-6400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On September 4, 2009, R. G. Barry Corporation issued a news release reporting its operating results for its fourth quarter and fiscal year ended June 27, 2009.  A copy of the news release is attached as Exhibit 99 hereto.

Item 9.01                      Financial Statements and Exhibits.

(a) – (c)             Not applicable.
(d)                      Exhibits.

Exhibit No.	Description

99.1	Earnings Release Issued by R. G. Barry Corporation on September 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION

Date: September 4, 2009	By:	/s/ Jose G. Ibarra
Jose G. Ibarra
Senior Vice President – Finance, ChiefFinancial Officer and Secretary